                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:


/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission Only
/X/  Definitive Proxy Statement                      (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12


                           SMITH MICRO SOFTWARE, INC.
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


- - --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                    [SMITH MICRO SOFTWARE INC. LETTERHEAD]



May 13, 1996


Dear Smith Micro Stockholders:

         We are pleased to invite you to our 1996 Annual Meeting which will be held at the corporate headquarters of the Company, located at 51 Columbia, Aliso Viejo, California 92656, on Thursday, May 30, 1996, at 10:00 a.m., Pacific Daylight Time. The Annual Meeting will begin with a report on the Company's progress, followed by a discussion and stockholder questions. Voting on election of directors and other matters is also scheduled. The items to be voted on are addressed in the enclosed Notice of Annual Meeting of Stockholders and Proxy Statement.

         Two significant milestones reached in 1995 deserve special mention:

         1. Smith Micro reported record revenues of $18.0 million for the year ended December 31, 1995, representing an increase of approximately 73.0% over the $10.4 million in revenues in 1994; and

         2. Smith Micro reported increased international revenues of $3.0 million for the year ended December 31, 1995, representing an increase of approximately 131.0% over the $1.3 million in international revenues in 1994.

         Your vote is important. Whether or not you plan to attend the Annual Meeting, please complete and mail the enclosed proxy card to ensure that your shares will be represented. A postage pre-paid envelope has been provided for your convenience.

         We look forward to seeing you at the meeting.


                                        Sincerely,


                                        /s/ WILLIAM W. SMITH, JR.
                                        -----------------------------------
                                            William W. Smith, Jr.
                                            Chairman of the Board, Chief
                                            Executive Officer and President

                           SMITH MICRO SOFTWARE, INC.

                          ---------------------------

                          NOTICE OF ANNUAL MEETING OF
                                  STOCKHOLDERS

                                  MAY 30, 1996

                          ---------------------------

To the Stockholders of Smith Micro Software, Inc.:

         Notice is hereby given that the 1996 Annual Meeting of Stockholders of Smith Micro Software, Inc. (the "Company") will be held at the Company s corporate headquarters, located at 51 Columbia, Aliso Viejo, California 92656, on Thursday, May 30, 1996, at 10:00 a.m., Pacific Daylight Time, for the following purposes:

         1.      To elect two (2) directors to serve until the 1999 Annual
                 Meeting;

         2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditor for 1996; and

         3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         The close of business on April 22, 1996, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. Only stockholders of record at such time will be so entitled to vote.

         You are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE to ensure your representation at the Annual Meeting. A self-addressed, postage pre-paid envelope is enclosed for your convenience. Even if you have given your proxy, you may still vote in person if you attend the Annual Meeting.

         A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK MUST BE REPRESENTED AT THE ANNUAL MEETING IN ORDER TO CONSTITUTE A QUORUM. PLEASE RETURN YOUR PROXY CARD IN ORDER TO ENSURE THAT A QUORUM IS OBTAINED.

                         YOUR VOTE IS IMPORTANT


                                        By Order of the Board of Directors,


                                        RHONDA L. SMITH
                                        Secretary

Aliso Viejo, California
May 13, 1996

                           SMITH MICRO SOFTWARE, INC.

                           --------------------------

                                 PROXY STATEMENT

                           --------------------------

         This Proxy Statement and the enclosed proxy card are furnished in connection with the 1996 Annual Meeting of Stockholders (the "Annual Meeting") of Smith Micro Software, Inc. ("Smith Micro" or the "Company") which will be held at the Company s corporate headquarters located at 51 Columbia, Suite 200, Aliso Viejo, California 92656, on Thursday, May 30, 1996, at 10:00 a.m., Pacific Daylight Time. Stockholders of record at the close of business on April 22, 1996, are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

         On April 22, 1996, there were 14,050,000 shares of Common Stock outstanding, $.001 par value per share (the "Common Stock"). Each share of Common Stock is entitled to one vote on all matters brought before the Annual Meeting.

         A majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum. The Company's inspector of elections for the Annual Meeting will count abstentions and so-called "broker non-votes" (i.e., shares held by a broker or other nominee having discretionary power to vote on some matters but not others) for purposes of determining whether a quorum exists for the transaction of business at the Annual Meeting. Abstentions are also counted in tabulating the total number of votes cast on matters voted on by the stockholders at the Annual Meeting. Broker non-votes are not counted for purposes of determining either the number of votes cast on any matter voted on by the stockholders or whether such matter has been approved.

         Properly executed proxies will be voted in the manner directed by the stockholders. If no direction is made on proxies, such proxies will be voted FOR the election of all nominees named under the caption "Election of Directors" as directors of the Company, and FOR the ratification of the selection of Deloitte & Touche LLP as independent auditors of the Company for 1996.

         The enclosed proxy is being solicited by the Company's Board of Directors and is revocable at any time prior to its exercise. A proxy may be revoked by delivery of a written revocation to the Secretary of the Company, by presentation of a subsequent proxy, properly signed, or by attendance at the Annual Meeting and voting in person.

         This Proxy Statement, the enclosed proxy card and the Company's Annual Report on Form 10-K/A for the year ended December 31, 1995, are scheduled to be mailed commencing on or about May 13, 1996 to stockholders of record on April 22, 1996.

         The principal executive offices of the Company are located at 51 Columbia, Suite 200, Aliso Viejo, California 92656. The Company's phone number is (714) 362-5800.

                     VOTING SECURITIES AND HOLDERS THEREOF

         The following table sets forth certain information known to the Company as of April 22, 1996, with respect to beneficial ownership of the Company's Common Stock by (i) each person (or group of affiliated persons) who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock, (ii) each director and nominee for director, (iii) the Chief Executive Officer and each other Named Executive Officer of Smith Micro (as such term is defined below under the caption "Executive Compensation and Related Information"), including Robert A. Caggiano and Robert E. Grice, Jr., who joined the Company in February and March 1996, respectively, and (iv) all current directors and executive officers as a group, together with the approximate percentages of outstanding Common Stock owned by each of them. The following table is based upon information supplied by directors, executive officers, and principal stockholders.


 NAME AND ADDRESS OF                      AMOUNT OF COMMON STOCK         PERCENTAGE OF COMMON STOCK
 BENEFICIAL OWNER(1)                       BENEFICIALLY OWNED(2)             BENEFICIALLY OWNED
 -------------------                       ---------------------             ------------------
 Rhonda L. Smith and
 William W. Smith, Jr.(3)                        9,790,000                         69.7%

 Robert W. Scheussler(4)                             6,250                            *

 Charles M. Spear(5)                                12,500                            *

 Robert E. Grice, Jr.                                    0                            0

 Robert A. Caggiano                                      0                            0

 Thomas G. Campbell(6)                                   0                            0

 Frank P. Kavanaugh(7)                               1,000                            *

 F. Terry Eger(8)                                        0                            0

 All directors and executive
   officers as a group (7 persons)(9)            9,809,750                         69.7%

- - --------------------
*        Less than 1%.

(1) The address of each individual named is 51 Columbia, Aliso Viejo, California 92656, unless otherwise indicated. Unless otherwise indicated, the persons named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

(2) Applicable percentage ownership is based on 14,050,000 shares of Common Stock outstanding as of April 22, 1996. Any securities not outstanding but subject to options exercisable as of April 22, 1996 or exercisable within 60 days after such date are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock beneficially owned by the person holding such options but are not deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by any other person.

(3) Rhonda Smith and William Smith are married to one another and own their shares as community property.

(4) Mr. Scheussler's beneficial ownership of the Company's Common Stock consists of 6,250 shares issuable upon the exercise of options exercisable within 60 days after April 22, 1996.

(5) Mr. Spear's address is c/o Spear, Inc., 505 N. Brand Boulevard, Suite 1470, Glendale, California 91203. Mr. Spear resigned as an officer and director in January 1996. Mr. Spear continues, however, to support the Company in the role of consultant on investment related matters. Mr. Spear's beneficial ownership of the Company's Common Stock consists of 12,500 shares issuable upon the exercise of options exercisable as of April 22, 1996 or exercisable within 60 days after such date.

(6) Mr. Campbell's address is c/o McCracken Industries, Inc., P.O. Box 325, Conley, Georgia 30027.

(7) Mr. Kavanaugh's address is c/o Kavanaugh Technologies, Inc., P.O. Box 1184, Sunset Beach, California 90742.

(8)      Mr. Eger's address is P.O. Box 1624, Los Altos, California 94023.

(9) Includes shares of Common Stock subject to stock options exercisable as of April 22, 1996 or within 60 days after such date, and are, respectively, as follows: Mr. Scheussler, 6,250; and Mr. Spear, 12,500.

                       EXECUTIVE OFFICERS OF THE COMPANY


 NAME                                           AGE                POSITION
 ----                                           ---                --------
 William W. Smith, Jr.                          48                 Chairman of the Board, President
                                                                   and Chief Executive Officer

 Rhonda L. Smith                                45                 Executive Vice President, Chief
                                                                   Operating Officer, Secretary,
                                                                   Treasurer and Director

 Robert W. Scheussler                           49                 Senior Vice President, Vice
                                                                   President-Operations, Chief
                                                                   Technical Officer and Director

 Robert E. Grice, Jr.                           36                 Vice President-Finance and Chief
                                                                   Financial Officer

 Robert A. Caggiano                             39                 Vice President-Sales and Marketing

         Mr. Smith co-founded the Company and has served as Chairman of the Board, President, Chief Executive Officer since its inception. Mr. Smith was employed by Rockwell International in a variety of technical and management positions from 1975 until 1984. Mr. Smith served with Xerox Data Systems from 1972 to 1975 and RCA Computer Systems Division from 1969 until 1972 in mainframe sales and pre-sale technical roles. Mr. Smith received a B.A. in Business Administration from Grove City College.

         Ms. Smith co-founded the Company. Since the inception of the Company, she has served as Executive Vice President, Chief Operating Officer, Secretary and Treasurer and as a Director. Ms. Smith holds an A.A. from Orange Coast College and she attended California State University Long Beach, majoring in Business Administration.

         Mr. Scheussler joined the Company in May 1995 and since that time has been Vice President of Operations, Chief Technical Officer and a Senior Vice President. In February 1996, he was appointed a Director. Prior to joining the Company, Mr. Scheussler was Director-Architecture and Technology at Rockwell International's Information Systems Center. Prior to that, Mr. Scheussler served Rockwell in Applications Systems, Computing Operations and Finance. He joined Rockwell in 1973 as a project engineer with the Space Systems Division. Mr. Scheussler holds a B.S. in Industrial Engineering from Pennsylvania State University and an M.S. in Operations Research from Polytechnic University in New York. He completed the Executive Program at Stanford University.

         Mr. Grice joined the Company in March 1996 as Vice President-Finance and Chief Financial Officer. From August 1994 to March 1996, Mr. Grice worked for Cisco Systems as Director of Finance for the Access Business Unit; from June 1993 to August 1994, he was Chief Financial Officer at Newport Systems Solutions; from November 1992 to June 1993, he was Vice President of Finance and Chief Financial Officer at Maxa Corporation; and from May 1991 to November 1992, he was Director of Internal Audit with Archive Corporation.

         Mr. Caggiano joined the Company in February 1996 as Vice
President-Sales and Marketing. From May 1985 to February 1996, Mr Caggiano was the North American Distribution Sales Manager for Lotus Development Corporation. Prior to that time, Mr. Caggiano was employed with Informatics General Corporation and with Electronic Data Systems in various positions.

         Officers are elected by, and serve at the discretion of, the Board of Directors. William Smith and Rhonda Smith are married to each other. There are no other family relationships among the Company's officers or directors.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

         The following table sets forth the compensation earned by the Company's Chief Executive Officer and each of the other executive officers of the Company whose total cash salary and bonus for 1995 exceeded $100,000 (hereafter referred to as "the Named Executive Officers"), for services rendered in all capacities to the Company for the three fiscal years ended December 31, 1993, 1994 and 1995, respectively. No executive officer who would have otherwise been includable in such table on the basis of salary and bonus earned for 1995 resigned or terminated employment during that year.


                           SUMMARY COMPENSATION TABLE

                                                                                       LONG-TERM
                                                       ANNUAL COMPENSATION            COMPENSATION
                                             -------------------------------------    ------------
                                                                     S CORPORATION     SECURITIES        ALL OTHER
       NAME AND                                SALARY      BONUS      DISTRIBUTION     UNDERLYING       COMPENSATION
PRINCIPAL POSITION                    YEAR      ($)         ($)          ($)(1)        OPTIONS(#)          ($)(2)
- - ------------------                    ----   ---------     -----     -------------    -----------       ------------
 WILLIAM W. SMITH, JR.                1995     450,465       0(3)      2,988,386              0             10,832
 Chief Executive Officer              1994     520,000       0           866,500              0             25,800
                                      1993   1,090,000       0            82,500              0             27,726

 RHONDA L. SMITH                      1995     289,471       0(3)      2,988,368              0             10,832
 Chief Operating Officer              1994     320,000       0           866,500              0             25,800
                                      1993     910,300       0            82,500              0             27,726

 ROBERT W. SCHEUSSLER(4)              1995     112,179       0                 0         45,000                  0
 Chief Technical Officer              1994           0       0                 0              0                  0
                                      1993           0       0                 0              0                  0

 CHARLES M. SPEAR(5)                  1995     132,564       0                 0         45,000(6)               0
 Chief Financial Officer              1994           0       0                 0              0                  0
                                      1993           0       0                 0              0                  0

- - ---------------------
(1) From November 1992 to July 1995, the Company elected to be treated as an S corporation under Subchapter S of the Internal Revenue Code of 1986, as amended, and comparable state tax laws. The amounts set forth in this column represent distributions to the Company's stockholders for income tax purposes while it was an S Corporation.
         In July 1995, in connection with the Company's reincorporation as a Delaware corporation and its initial public offering, the Company terminated its status as an S corporation and elected to be treated as a C corporation under Subchapter C of the Internal Revenue Code of 1986, as amended.

(2) These amounts represent contributions made by the Company on behalf of the Named Executive Officer to the Company's Money Purchase Plan and Deferred Profit Sharing Plan.

(3) The Company has a management bonus plan under which the Chief Executive Officer, the Executive Vice President, and other executives of the Company are eligible to receive bonuses in the event the Company achieves certain performance targets based upon the Company's pre-tax profits. No bonuses were paid under that plan for 1995. See "Report of the Compensation Committee," below. However, in February 1996, the Compensation Committee of the Board of Directors reviewed the Company's performance for the fourth quarter of 1995 and awarded bonuses in the form of stock option grants to (i) William Smith to purchase 11,134 shares of the Company's Common Stock and (ii) Rhonda Smith to purchase 9,110 shares of such Common Stock. The exercise price per share for each of these options is $9.08, 110% of the closing sale price per share of Common Stock on the grant date.

(4) Mr. Scheussler joined the Company in May 1995. His annualized base salary for 1995 was $200,000.

(5) Mr. Spear joined the Company in April 1995, and his annualized base salary for 1995 was $200,000. In January 1996, Mr. Spear resigned as an officer and director of the Company. Mr. Spear continues, however, to support the Company in the role of consultant on investment related matters.

(6) In January 1996, in connection with Mr. Spear's resignation from the Company, the Company cancelled 20,000 of the 45,000 shares subject to stock options held by Mr. Spear and granted him a new option for 20,000 shares at a lower exercise price. The new option will vest incrementally over the period of his consulting services with the Company.

         In 1996, the Company hired two new executive officers. Robert A. Caggiano joined the Company in February 1996, as Vice President-Sales and Marketing. His annualized base salary for 1996 is $150,000 and as part of his compensation package he was granted an option to purchase 30,000 shares of the Company's Common Stock. Mr. Caggiano's option will vest incrementally over a four-year period. Robert E. Grice, Jr. joined the Company in March 1996 as Vice President-Finance and Chief Financial Officer. His annualized base salary for 1996 is $135,000 and as part of his compensation package he was granted an option to purchase 85,000 shares of the Company's Common Stock. Mr. Grice's option will vest incrementally over a four-year period.


                       OPTION GRANTS IN LAST FISCAL YEAR

         The following table provides information with respect to the stock option grants made during 1995 to the Named Executive Officers. No stock appreciation rights were granted during 1995 to the Named Executive Officers.


                                                                                               POTENTIAL REALIZABLE
                                                                                                 VALUE AT ASSUMED
                                                                                               ANNUAL RATES OF STOCK
                                                                                                PRICE APPRECIATION
                                                   INDIVIDUAL GRANTS                            FOR OPTION TERM(1)
                         -----------------------------------------------------------------     --------------------
                          NUMBER OF               PERCENT OF
                          SECURITIES                TOTAL
                          UNDERLYING               OPTIONS         AVERAGE
                            STOCK                 GRANTED TO      EXERCISE
                           OPTIONS      GRANT     EMPLOYEES         PRICE       EXPIRATION
          NAME            GRANTED(2)    DATE      IN 1995(3)    ($/SHARE)(4)      DATE           5%         10%
          ----            ----------   ------     ----------    ------------    ----------     -------     -------
 William W. Smith, Jr.          0         --          --                0           --               0           0

 Rhonda L. Smith                0         --          --                0           --               0           0

 Robert W. Scheussler      25,000      5/25/95       4.9             6.40         5/24/05      100,623     254,999
                           20,000      7/24/95       3.9             9.75         7/23/05      122,634     310,780

 Charles M. Spear          25,000(5)   5/25/95       4.9             6.40         5/24/05      100,623     254,999
                           20,000(6)   7/24/95       3.9             9.75         7/23/05      122,634     310,780

- - -------------------
(1) There is no assurance provided to any Named Executive Officer or any other holder of the Company's Common Stock that the actual stock price appreciation over the 10-year option term will be at the assumed 5% and 10% annual rates of compounded stock price appreciation or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the Named Executive Officers.

(2) Unless otherwise indicated, each option will become exercisable for 25% of the option shares upon the optionee's completion of one year of service with the Company measured from the grant date, and the option will become exercisable for the remaining option shares in 36 successive equal monthly installments upon the optionee's completion of each additional month of service thereafter. Each option will become immediately exercisable for all the option shares in the event the Company is acquired by merger or asset sale, unless the option is assumed by the acquiring company. The Compensation Committee as administrator of the Company's Stock Option Plan has the discretionary authority to provide for the accelerated vesting of such options in the event the optionee's employment is terminated within a designated period following (i) an acquisition of the Company in which those options are assumed or (ii) a hostile take-over of the Company, whether by tender offer for more than 50% of the Company's outstanding voting securities or a change in a majority of the Board through one or more contested elections for Board membership. Each option has a maximum term of ten years, subject to earlier termination following the optionee's cessation of service with the Company.

(3) The Company granted options to purchase a total of 508,000 shares of Common Stock for the fiscal year ended December 31, 1995.

(4) The exercise price may be paid in cash or in shares of Common Stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares. The Company may also finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares and the federal and state income tax liability incurred by the optionee in connection with such exercise.

(5) This option will become exercisable for 50% of the option shares upon his completion of one year of service with the Company (whether as an employee or consultant) measured from the grant date and will become exercisable for the remaining option shares in 12 successive equal monthly installments upon his completion of each additional month of service thereafter. The remaining terms of this option are the same as those generally issued to the Company's officers and employees.

(6) In January 1996, in connection with Mr. Spear's resignation from the Company, the Company cancelled this option and granted a new option to him for the same number of shares at an exercise price of $6.75 per share, the closing sale price per share of Common Stock on the grant date. The new option will become exercisable in 18 successive equal monthly installments upon his completion of each month of service as a consultant to the Company over the 18-month period measured from the grant date. Otherwise, the terms of this option are the same as those generally issued to the Company's officers and employees.

         In February 1996, the Compensation Committee of the Board of Directors reviewed the Company's performance for the fourth quarter of 1995 and awarded bonuses in the form of stock option grants to (i) William Smith for 11,134 shares of the Company's Common Stock and (ii) Rhonda Smith for 9,110 shares of the Company's Common Stock. The exercise price per share under these options is $9.08, 110% of the fair market value per share of Common Stock on the grant date. Each option will become exercisable for 25% of the option shares upon the optionee's completion of one year of service with the Company measured from the grant date and will become exercisable for the balance of the option shares in 36 successive equal monthly installments upon the optionee's completion of each additional month of service thereafter.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR END OPTION VALUE

         The following table sets forth certain information with respect to the Named Executive Officers concerning the unexercised options held by them at the close of 1995. No Named Executive Officer exercised any options or stock appreciation rights during 1995, and none of the Named Executive Officer held any stock appreciation rights at the end of such year.

                                        NUMBER OF UNEXERCISED             VALUE OF UNEXERCISED
                                         OPTIONS AT YEAR END                  IN-THE-MONEY
                                          (NUMBER OF SHARES)             OPTIONS AT YEAR END(1)
                                      -------------------------        -------------------------
         NAME                         EXERCISABLE/UNEXERCISABLE        EXERCISABLE/UNEXERCISABLE
         ----                         -------------------------        -------------------------
William W. Smith, Jr.                            0 / 0                           0 / 0

Rhonda L. Smith                                  0 / 0                           0 / 0

Robert W. Scheussler(2)                          0 / 45,000                      0 / $8,750

Charles M. Spear(2)                              0 / 45,000                      0 / $8,750

- - --------------------
(1) Calculated on the basis of $6.75, the closing sale price of the Company's Common Stock on December 29, 1995, the last trading day in 1995, minus the exercise price of the option, multiplied by the number of shares subject to the option.

(2) As of December 31, 1995, 20,000 of the 45,000 shares issuable upon the exercise of options held by each individual had an exercise price per share in excess of $6.75.


1995 STOCK OPTION/STOCK ISSUANCE PLAN

         The Company's 1995 Stock Option/Stock Issuance Plan (the "1995 Plan") was adopted by the Board of Directors in May 1995 and approved by the stockholders in July 1995. One million shares of the Company's Common Stock have been reserved for issuance under the 1995 Plan to employees (including officers), non-employee Board members and consultants and other independent advisors in the Company's service pursuant to long-term stock option grants and direct stock issuances. A summary of the principal features of the 1995 Plan, together with the applicable tax and accounting implications, is set forth in Appendix A to this Proxy Statement. The information is provided in accordance with the applicable requirements of the federal securities laws in order to assure that the 1995 Plan will qualify under Rule 16b-3 of the Securities and Exchange Commission and thereby provide the Company's executive officers and Board members with certain exemptions from the short-swing liability provisions of the federal securities laws for their transactions under the 1995 Plan.

MANAGEMENT CONTRACTS AND CHANGE IN CONTROL AGREEMENTS

         None of the Named Executive Officers have employment agreements with the Company, and the employment of each of the Named Executive Officers may accordingly be terminated at any time at the discretion of the Board of Directors. However, the Compensation Committee of the Board of Directors has the authority as administrator of the 1995 Plan to provide for the accelerated vesting of the shares of Common Stock subject to any outstanding options held by the Chief Executive Officer and the Company's other executive officers and any unvested shares actually held by those individuals under the 1995 Plan in the event their employment were to be terminated (whether involuntarily or through a forced resignation) following (i) an acquisition of the Company by merger or asset sale in which the vesting of those options and shares does not accelerate or (ii) a hostile take-over of the Company effected through a successful tender for more than 50% of the Company's outstanding Common Stock or through a change in the majority of the Board as a result of one or more contested elections for Board membership.

LEGAL PROCEEDINGS

         On December 14, 1995, Norbert Hanus, a stockholder of the Company, filed suit in the United States District Court for the Central District (Southern Division) of California (the "District Court") against the Company, and William Smith, Rhonda Smith, Thomas Campbell, Frank Kavanaugh and Charles Spear, each of whom is a current or former officer or director of the Company. The lawsuit alleged violations of the federal securities laws and purported to seek damages on behalf of a class of stockholders who purchased the Company's Common Stock during the period September 19, 1995 through December 11, 1995. Each defendant denied all such allegations.

         On or about May 2, 1996, the Hanus plaintiff and defendants stipulated to the plaintiff's voluntary dismissal, without prejudice, of the above-referenced action and lodged a proposed Stipulation and Order of Dismissal to this effect with the District Court. On May 6, 1996, the District Court accepted the parties' stipulation and entered and filed the Stipulation and Order of Dismissal, dismissing the action in its entirety without prejudice as to all defendants. The defendants did not make any payment to or otherwise compensate, directly or indirectly, the plaintiff in connection with the dismissal of the action.

COMPENSATION COMMITTEE REPORT*

         It is the responsibility of the Compensation Committee of the Company's Board of Directors to make recommendations to the Board with respect to the base salary and bonuses to be paid to the Company's executive officers each fiscal year. In addition, the Compensation Committee has the exclusive authority to administer the 1995 Plan with respect to stock option grants and direct stock issuances made thereunder to such officers and other key employees. The following is a summary of the policies of the Compensation Committee which affect the compensation paid to executive officers, as reflected in the tables and text set forth elsewhere in this Proxy Statement.

         GENERAL COMPENSATION POLICY. Under the supervision of the Compensation Committee, the Company has developed a compensation policy which is designed to attract and retain qualified key executives critical to the Company's success and to provide such executives with performance-based incentives tied to the Company's financial success. One of the Committee's primary objectives is to have a substantial portion of each officer's compensation contingent upon the Company's performance as well as upon the individual's contribution to that performance. Accordingly, each executive officer's compensation package is fundamentally comprised of three elements:
(i) base salary which reflects individual performance and expertise and is designed to be competitive with salary levels in effect at companies of similar size in the industry; (ii) variable performance awards payable in cash or equity and tied to the Company's achievement of certain goals; and (iii) long-term stock-based incentive awards which strengthen the mutuality of interests between the executive officers and the Company's stockholders.

         FACTORS. The principal factors which were considered in establishing the components of each executive officer's compensation package for 1995 are summarized below. However, the Committee may in its discretion apply different factors, particularly different measures of financial performance, in setting executive compensation for future years.


- - --------------------
* The material in this report is not "soliciting material," is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Exchange Act of 1933, as amended (the "1933 Act"), or the Securities Exchange Act of 1934, as amended (the "1934 Act").

         --      BASE SALARY  The base salary levels for the executive officers was established for 1995 on the basis of the following factors: personal performance, the estimated salary levels in effect for similar positions at a select group of companies with which the Company competes for executive talent, and internal comparability considerations. The Compensation Committee, however, did not rely upon any specific compensation surveys for comparative compensation purposes. Instead, the Compensation Committee made its decisions as to the appropriate market level of base salary for each executive officer on the basis of its understanding of the salary levels in effect for similar positions at those companies with which the Company competes for executive talent. Base salaries will be reviewed on an annual basis, and adjustments will be made in accordance with the factors indicated above.

         --      ANNUAL INCENTIVE COMPENSATION.  The Company has established a management bonus plan for the President and Chief Executive Officer, the Executive Vice President and other Company executives. Under this plan, the President and Chief Executive Officer may earn an annual bonus up to an amount equal to 2.0% of the Company's pre-tax profits for the year, but in no event may the bonus exceed such individual's base salary for the year. The Executive Vice President may also earn an annual bonus up to an amount equal to 2.0% of the Company's pre-tax profit for the year, but not more than her base salary for such year. Such bonus payments are subject to the further condition that the Company achieve a pre-tax profit margin of not less than 28.0%, as measured prior to the payment of any bonus to the President and Chief Executive Officer or the Executive Vice President. The management bonus plan also provides for a bonus pool for the remaining employees of the Company in an amount not to exceed 2.0% of the Company's pre-tax profits for the year. The Compensation Committee will make recommendations to the Board of Directors as to the actual dollar amount of the bonus pool for the year and the portion to be allocated to the employees selected for participation for the year.

         No bonuses were awarded under the plan for 1995. However, on the basis of the Company's net income for the fourth quarter of 1995, the Committee decided to provide a bonus to both the President and Chief Executive Officer and the Executive Vice President in the form of stock option grants under the 1995 Plan. The option grant to the President and Chief Executive Officer covers 11,134 shares, and the option grant to the Executive Vice President
covers 9,110 shares.   Each option has an exercise price equal to 110% of the
fair market value of the option shares on the grant date and will become exercisable in installments over a four-year period of service with the Company measured from the grant date.

         --      LONG-TERM INCENTIVE COMPENSATION.  The Company has also
implemented the 1995 Plan as a long-term equity incentive program for the Company's executive officers and other key employees. Each option grant under the 1995 Plan is designed to align the interests of the executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. The number of shares subject to each option grant is based upon the officer's tenure, level of responsibility and relative position in the Company. The Committee has established certain general guidelines in making option grants to the executive officers in an attempt to target a fixed number of unvested option shares based upon the individual's position with the Company and his or her existing holdings of unvested options. However, the Committee does not adhere strictly to these guidelines and will vary the size of the option grant made to each executive officer as it feels the circumstances warrant.

         Each option grant will allow the officer to acquire shares of the Company's Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to 10 years). The option normally vests in periodic installments over a four-year period, contingent upon the executive officer's continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if he or she remains in the Company's employ, and then only if the market price of the Company's Common Stock appreciates over the option term.

         --      CEO COMPENSATION.  In setting the base salary for William
Smith, the Company's President and Chief Executive Officer, for 1995, the Committee sought to provide him with a level of salary competitive with the salaries paid to chief executive officers of similarly- sized companies in the industry. There was no intent on the Committee's part to have this particular component of Mr. Smith's compensation affected to any significant degree by Company's performance factors.

         Mr. Smith did not receive any cash bonuses for 1995. However, in recognition of his contribution to the Company's successful performance for 1995, particularly the Company's performance for the final quarter of that year, the Committee awarded him a stock option for 11,192 shares, as indicated above.

         COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(m). Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to publicly held corporations for compensation exceeding $1.0 million paid to certain of the corporation's executive officers. The limitation applies only to compensation which is not considered to be performance-based. The non-performance based compensation to be paid to the Company's executive officers for 1995 did not exceed the $1.0 million limit per officer, nor is it expected that the non-performance based compensation to be paid to the Company's executive officers for 1996 will exceed that limit. The Company's 1995 Plan is structured so that any compensation deemed paid to an executive officer in connection with the exercise of option grants made under that plan will qualify as performance-based compensation which will not be subject to the $1.0 million limitation. Because it is very unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1.0 million limit, the Committee has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Committee will reconsider this decision should the individual compensation of any executive officer ever approach the $1.0 million level.

         It is the opinion of the Compensation Committee that the executive compensation policies and plans provide the necessary total remuneration program to properly align the Company's performance and the interests of the Company's stockholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long-term.


                                        COMPENSATION COMMITTEE



                                        Frank Kavanaugh
                                        Thomas Campbell


          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During 1995, the Compensation Committee was composed of Messrs. Kavanaugh and Campbell. No member of the Compensation Committee was at any time during 1995 or at any other time an officer or employee of the Company. No executive officer of the Company served on the board of directors or compensation committee of any entity which has one or more executive officers serving as members of the Company's Board of Directors or Compensation Committee.

                            STOCK PERFORMANCE GRAPH

         The following graph and information compares the cumulative total stockholder return on the Company's Common Stock, assuming an initial investment of $100, for the period beginning September 19, 1995 (the effective date of the Company's initial public offering) and ending December 31, 1995, against the cumulative total return of the S&P Midcap 400 Index and the S&P Midcap Computer Software Index for the same period. The material in this section of the Proxy Statement is not "soliciting material," is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act.




                                    [GRAPH]




                                INDEXED RETURNS

                                                    PERIODS ENDING
                                    ----------------------------------------------
COMPANY/INDEX                       9/19/95   SEP 95    OCT 95    NOV 95    DEC 95
- - -------------                       -------   ------    ------    ------    ------
SMITH MICRO SOFTWARE INC              100      68.10     84.48     67.24     46.55

S&P MIDCAP 400 INDEX                  100      99.02     96.47    100.68    100.68

MIDCAP COMPUTER SOFTWARE INDEX*       100     106.73    105.39    112.12    110.29

- - -----------------------
* THE MIDCAP COMPUTER SOFTWARE INDEX IS NOT AVAILABLE ON A DAILY BASIS. THE RETURN FOR SEPTEMBER 1995 THEREFORE REPRESENTS THE ENTIRE MONTH.

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the 1934 Act requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during fiscal year 1995, its officers, directors and greater than 10% beneficial owners complied with all filing requirements applicable to such persons, with the exception that one report, covering one transaction by Frank P. Kavanaugh, a director of the Company, was inadvertently filed approximately one month late.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

         The Company's Certificate of Incorporation and Bylaws provide for the Company's Board of Directors to be divided into three classes, as nearly equal in number as is reasonably possible, serving staggered terms that expire in different years. At each annual meeting of stockholders, the successors to the class of directors whose term expires at the time are elected to hold office for a term of three years, so that the term of one class of directors expires at each annual meeting. The preceding notwithstanding, directors serve until their successors have been duly elected and qualified or until they resign, become disqualified or disabled, or are otherwise removed.

         The Company has five directors: William W. Smith, Jr., Rhonda L. Smith, Robert W. Scheussler, Thomas G. Campbell and Frank P. Kavanaugh.
Messrs. Smith and Kavanaugh comprise the first class of directors, whose term expires as of the Annual Meeting. Messrs. Scheussler and Campbell comprise the next class of directors, whose term expires in 1997. Ms. Smith comprises the last class of directors, whose term expires in 1998.

         The enclosed proxy will be voted, unless authority is withheld or the proxy is revoked, only for the election of each of the nominees for election named below to hold office until the date of the Company's 1996 Annual Meeting of Stockholders or until his successor has been duly elected and qualified or until he resigns, becomes disqualified or disabled, or is otherwise removed. In the unanticipated event that any such nominee becomes unable or declines to serve at the time of the Annual Meeting, the proxies will be voted for a substitute person nominated by the Board of Directors.


NOMINEES AND DIRECTORS

         NOMINEES. The names of and certain information about the nominees for director are set forth below:


NAME                                AGE         POSITION
- - ----                                ---         --------
William W. Smith, Jr.(1)            48          Chairman, Chief Executive
                                                Officer and President

F. Terry Eger                       49          Nominee

- - -------------------
(1) Member of the Nominating Committee.

         Information regarding Mr. Smith is included under the heading "Executive Officers of the Company."

         Mr. Eger has been, since April 1992, an active investor in various publicly and privately held high technology companies, has advised certain of these companies in various capacities, and has served on certain of the privately held companies' boards of directors. Mr. Eger was the founding Vice President-Sales for Cisco Systems and served in that position and with the company from April 1988 to April 1992. While at Cisco Systems, Mr. Eger also was responsible for Business Development and, and in his last year with the company, for Product Marketing. Prior to 1988, Mr. Eger held positions with Wang Laboratories and International Business Machines Corporation.

         DIRECTORS. The names of and certain information about the directors comprising the class of directors whose term expires in 1997 are set forth below:


 NAME                                           AGE                POSITION
 ----                                           ---                --------
 Robert W. Scheussler                           49                 Senior Vice President,
                                                                   Vice President-Operations, Chief
                                                                   Technical Officer and Director

 Thomas G. Campbell(1)(2)                       44                 Director

- - --------------------
(1)  Member of the Audit Committee.
(2)  Member of the Compensation Committee.

         Information regarding Mr. Scheussler is included under the heading "Executive Officers of the Company."

         Mr. Campbell became a Director of the Company in July 1995. He has been an independent management consultant specializing in corporate turnarounds since November 1995. He served as the Chief Operating Officer of Laser Atlanta Optics, Inc. from February 1995 to November 1995. From 1990 to February 1995, he served in several senior management positions at Hayes, including Vice President of Operations and Business Development and as Chief Operating Officer and a member of the Board of Directors of Practical Peripherals, a Hayes subsidiary. Prior to 1989, Mr. Campbell was employed by Digital Equipment Corporation. Mr. Campbell attended Boston University.

         The name of and certain information about the director comprising the class of directors whose term expires in 1998 are set forth below:


 NAME                                           AGE                POSITION
 ----                                           ---                --------
 Rhonda L. Smith(1)                             45                 Executive Vice President, Chief
                                                                   Operating Officer, Secretary,
                                                                   Treasurer and Director

- - -------------------
(1)  Member of the Nominating Committee.

         Information regarding Ms. Smith is included under the heading "Executive Officers of the Company."

         Mr. Kavanaugh became a Director of the Company and a member of the Board's Compensation and Audit Committees in July 1995, and is a member of the class of directors whose term expires at the Annual Meeting. He has declined to stand for reelection at the Annual Meeting in order to concentrate more fully on other business pursuits. Since February 1995, Mr. Kavanaugh has served as the Chief Executive Officer of Kavanaugh Technologies, Inc., a company specializing in document management software and other software products. From 1988 through 1995, Mr. Kavanaugh was President and Chief Executive Officer of QuickStart Technologies, Inc., a leading provider of technical education on Microsoft technology.

BOARD MEETINGS AND COMMITTEES

         During 1995, the Board of Directors held three meetings and took nine actions by unanimous written consent in lieu of meetings. Each such meeting was held and each such action by unanimous consent was taken prior to the Company going public in September 1995. Each director of the Company (including William Smith who is also a nominee for election at the Annual Meeting) attended at least 75% of the meetings and participated in at least 75% of the actions by written consent during 1995 of the Board of Directors and the committees of the Board of Directors of which such person is a member, to the extent he or she was a director at the time.

         In July 1995, the Board established a Compensation Committee, an Audit Committee and a Nominating Committee. The Compensation Committee, whose members in 1995 were Messrs. Kavanaugh and Campbell, administers the Company's executive compensation programs and makes recommendations to the Board of Directors concerning officer and director compensation. The Compensation Committee also has the exclusive authority to administer the 1995 Plan and to award stock options and direct stock issuances under that plan to the Company's officers. The Compensation Committee held no meetings during fiscal 1995 but took two actions by written consent in lieu of meetings, one of which addressed stock option grants.

         The Audit Committee's members in 1995 were also Messrs. Kavanaugh and Campbell. The Audit Committee supervises and makes recommendations and decisions with respect to the periodic audits of the Company's financial results. The Audit Committee did not meet during 1995.

         The Nominating Committee's members in 1995 were Mr. Smith and Ms. Smith. The Nominating Committee receives proposed nominations to the Board of Directors, reviews the eligibility of each proposed nominee, and nominates, with the approval of the Board of Directors, new members of the Board to be submitted to the stockholders for election at the annual meetings. The Nominating Committee did not meet during 1995.

COMPENSATION OF DIRECTORS

         The directors do not receive compensation for services on the Board of Directors or any committee thereof but are reimbursed for their out-of-pocket expenses in serving on the Board of Directors. Non-employee Board members are eligible to receive periodic option grants pursuant to the Automatic Option Grant Program in effect under the 1995 Plan. Each of the following non-employee Board members received an initial option grant for 10,000 shares on July 24, 1995 in connection with their appointment to the Board: Frank Kavanaugh and Thomas Campbell. Each option has an exercise price of $9.75 per share and a maximum term of 10 years measured from the grant date. Each option is immediately exercisable for all the option shares, but any shares purchased under the option will be subject to repurchase by the Company, at the option exercise price paid per share, in the event the optionee ceases to serve as a Board member prior to vesting in the option shares. The option shares will vest in a series of four successive equal annual installments over the optionee's period of Board service, with the first installment to vest upon his completion of one year of Board service measured from the grant date. The option shares will immediately vest in full upon certain changes in control or ownership of the Company or upon the optionee's death or disability while still in Board service.

         In addition, at each Annual Stockholders Meeting, beginning with the 1996 Annual Meeting, each individual who will continue to serve as a non-employee Board member will receive an option grant for 2,500 shares, provided such individual has served on the Board for at least six months. Each option will have an exercise price per share equal to the closing sale price per share of Common Stock on the date of the Annual Stockholders Meeting and a maximum term of 10 years measured from such date, subject to earlier termination upon the optionee's cessation of Board service. The option will be immediately exercisable for all the option shares, but any shares purchase under the option will be subject to repurchase by the Company, at the option exercise paid per share, should the optionee leave the Board prior to the completion of one year of Board service measured from the grant date.

STOCKHOLDER APPROVAL

         The affirmative vote of the holders of a plurality of the outstanding shares of Common Stock present or represented at the Annual Meeting is required for approval of the election of the nominees as directors of the Company.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR BOTH OF THE NOMINEES NAMED ABOVE OR THEIR SUBSTITUTES AS SET FORTH HEREIN.


                                   PROPOSAL 2

                     RATIFICATION OF SELECTION OF AUDITORS

         The accounting firm of Deloitte & Touche LLP served as the independent auditors for the Company for 1995. The Board of Directors has selected Deloitte & Touche LLP as the Company's independent auditors for 1996 and has further directed that the selection of the auditors be submitted for ratification by the stockholders at the Annual Meeting. Neither Deloitte & Touche LLP nor any of its members has any relationship with the Company or any of its affiliates except in the firm's capacity as the Company's auditor. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting. They will have an opportunity to make statements and will be available to respond to appropriate questions from stockholders.

         Stockholder ratification of the selection of Deloitte & Touche LLP as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection by an affirmative vote of the holders of a majority of the Common Stock present or represented at the meeting and entitled to vote thereat, the Audit Committee and the Board of Directors will reconsider whether to retain that firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

      ANNUAL REPORT AND STOCKHOLDER PROPOSALS FOR THE 1996 ANNUAL MEETING

         A copy of the Company's Annual Report on Form 10-K/A for the year ended December 31, 1995 has been mailed with this Proxy Statement.

         A stockholder who intends to present a proposal at the Company's 1996 Annual Meeting of Stockholders must submit such proposal to the Company for inclusion in the Company's 1996 Proxy Statement and proxy card relating to such meeting not later than January 13, 1996. Stockholder proposals must be mailed to the attention of the Company's Secretary at the Company's principal office at 51 Columbia, Suite 200, Aliso Viejo, California 92656.


                                 OTHER MATTERS

         Management does not know of any other matters to be brought before the Annual Meeting. If any other matter is properly presented for consideration at the Annual Meeting, it is intended that the proxies will be voted by the persons named therein in accordance with their judgment on such matters.


                             COSTS OF SOLICITATION

         Proxies will be solicited by mail. The Company will request banks, brokerage houses and other institutions to forward the soliciting material to persons for whom they hold shares and to obtain authorization for the execution of proxies. The Company will reimburse banks, brokerage houses and other institutions for their reasonable expenses in forwarding the Company's proxy materials to beneficial owners of the Common Stock. All costs associated with the solicitation of proxies will be borne by the Company. Proxies in the accompanying form which are properly executed, duly returned to the Company's management and not subsequently revoked will be voted as specified thereon.



                                        By Order of the Board of Directors,



                                        RHONDA L. SMITH
                                        Secretary

Aliso Viejo, California
May 13, 1996

                                   APPENDIX A

              SUMMARY OF THE 1995 STOCK OPTION/STOCK ISSUANCE PLAN


         The Company's 1995 Stock Option/Stock Issuance Plan (the "1995 Plan") became effective upon adoption by the Board of Directors on May 25, 1995 and was approved by the stockholders on July 10, 1995. Under the 1995 Plan, officers and other key employees, non-employee Board members and consultants will be provided with the opportunity to acquire an equity interest in the
Company as an incentive for them to remain in the Company's service.   Such
equity incentives are a significant factor in the Company's ability to attract and retain the services of key employees, non-employee Board members and consultants who are critical to the Company's long-term success.

         The following is a summary of the principal features of the 1995 Plan. The summary, however, does not purport to be a complete description of all the provisions of the 1995 Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Corporate Secretary at the Company's principal executive offices in Aliso Viejo, California.

         Structure of Equity Incentives Program
         --------------------------------------

         The 1995 Plan contains three separate equity incentive programs: (i) a Discretionary Option Grant Program under which eligible individuals in the Company's service may be granted options to purchase shares of Common Stock at an exercise price per share not less than eighty-five (85%) of the fair market value per share on the grant date; (ii) a Stock Issuance Program under which such individuals may be issued shares of Common Stock directly, either through the purchase of such shares at fair market value or as a bonus tied to the performance of past services; and (iii) an Automatic Option Grant Program under which eligible non-employee Board members will receive a series of automatic option grants over their period of continued Board service.

         The Discretionary Option Grant and Stock Issuance Programs are administered by the Compensation Committee of the Board of Directors. The Compensation Committee as Plan Administrator has complete discretion (subject to the provisions of the 1995 Plan) to determine (a) with respect to option grants under the Discretionary Option Grant Program, which eligible individuals are to receive option grants thereunder, the time or times when such grants are to be made, the number of shares subject to each such grant, the status of any granted option as either an incentive option or a non-statutory option under the federal tax laws, the time or times at which each option is to become exercisable and the maximum term for which the option may remain outstanding, and (b) with respect to stock issuances under the Stock Issuance Program, which eligible individuals are to receive such issuances, the number of shares to be subject to each such issuance, the vesting schedule (if any) applicable to the issued shares and the consideration for which such shares are to be issued.
All grants under the Automatic Option Grant Program will be made in strict compliance with the provisions of that program, and no administrative discretion will be exercised by the Compensation Committee with respect to such grants.

         Share Reserve
         -------------

         A total of 1,000,000 shares of Common Stock have been reserved for issuance under the 1995 Plan. In no event may any one participant in the 1995 Plan receive stock options and direct stock issuances for more than 250,000 shares in the aggregate per calendar year, beginning with the 1996 calendar year.

         In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or any other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, appropriate adjustments will be made to the securities issuable (in the aggregate and per participant per calendar year) under the 1995 Plan and to the number and class of securities subject to each outstanding option and the exercise price payable per share for those securities.

         Option Grants
         -------------

         The table below shows, as to each of the Named Executive Officers, the non-employee members of the Board, the current nominees for election to the Board and the various indicated groups, the number of shares of Common Stock subject to options granted under the 1995 Plan between the May 25, 1995 effective date of the plan and April 22, 1996, together with the weighted average exercise price payable per share.


                                                Number of                   Weighted Average
Name and Position                             Option Shares                  Exercise Price
- - -----------------                             -------------                 ----------------
William W. Smith, Jr.                            11,134                          $9.08

Rhonda L. Smith                                   9,110                          $9.08

Robert W. Scheussler                             52,500                          $7.73

Charles M. Spear*                                65,000                          $7.54

Robert E. Grice, Jr.                             85,000                          $6.75

Robert A. Caggiano                               30,000                          $5.50

All current executive officers as
  a group (5 persons)                           187,744                          $7.07

Frank P. Kavanaugh                               10,000                          $9.75

Thomas G. Campbell                               10,000                          $9.75

All current directors (other than
  executive officers) as a group
  (2 persons)                                    20,000                          $9.75

All employees, including current
  officers who are not executive
  officers, as a group (68 persons)             453,156                          $8.09

- - -----------------
* Mr. Spear is not a current officer or director of the Company. In January 1996, Mr. Spear resigned as an officer and director of the Company. Mr. Spear continues, however, to support the Company in the role of consultant on investment related matters. In connection with Mr. Spear's resignation from the Company, the Company cancelled 20,000 of the 45,000 shares subject to stock options then held by Mr. Spear and granted him a new option for 20,000 shares at an exercise price of $6.75 per share.

         As of April 22, 1996, 705,900 shares were subject to outstanding options and 294,100 shares were available for future grant under the 1995 Plan. No direct stock issuances have been made to date under the 1995 Plan.

         Eligibility
         -----------

         Officers and other employees of the Company and its parent or subsidiaries (whether now existing or subsequently established), non-employee members of the Board (other than those serving on the Compensation Committee) and consultants and independent advisors in the service of the Company or its parent and subsidiaries are eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. Non-employee Board members (including those serving on the Compensation Committee) are also eligible to participate in the Automatic Option Grant Program.

         As of April 22, 1996, approximately five executive officers, 68 other employees and no non-employee Board members were eligible to participate in the Discretionary Option Grant and Stock Issuance Programs, and two non-employee Board members were eligible to participate in the Automatic Option Grant Program.

         Valuation
         ---------

         The fair market value per share of Common Stock on any relevant date under the 1995 Plan will be the closing selling price per share on that date as reported on the Nasdaq National Market. On April 22, 1996, the closing selling price per share was $9.75.

         Discretionary Option Grant Program
         ----------------------------------

         Options may be granted under the Discretionary Option Grant Program at an exercise price per share not less than one hundred percent (100%) of the fair market value per share of the option shares on the grant date for incentive stock options and not less than eighty five percent (85%) of such fair market value for non-statutory options. No granted option will have a term in excess of ten years.

         Upon cessation of service, the optionee will have a limited period of time in which to exercise any outstanding option to the extent such option is exercisable for vested shares. The Compensation Committee as Plan Administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

         The Compensation Committee will have the authority to effect the cancellation of outstanding options under the Discretionary Option Grant Program and to issue replacement options with an exercise price based on the market price of Common Stock at the time of the new grant.

         Stock Issuance Program
         ----------------------

         Shares may be sold under the Stock Issuance Program at a price per share not less than one hundred percent (100%) of their fair market value on the issuance date payable in cash or by promissory note. Shares may also be issued solely as a bonus for past services.

         Bonus shares will be fully vested upon issuance. All other issued shares will vest subject to a vesting schedule tied to the performance of service or the attainment of performance goals.

         Automatic Option Grant Program
         ------------------------------

         Under the Automatic Option Grant Program, each individual who first becomes a non-employee Board member after May 25, 1995, whether through appointment by the Board or election by the Company's stockholders, will receive a non-statutory option to purchase 10,000 shares of Common Stock, provided such individual has not previously been in the Company's employ. In addition, at each Annual Stockholders Meeting, beginning with the 1996 Annual Meeting, each individual who is to continue to serve as a non-employee Board member will, whether or not such individual is standing for re-election at that meeting, be granted a non-statutory option for an additional 2,500 shares of Common Stock, provided such individual has served as a Board member for at least six months. There will be no limit on the number of such annual option grants any one non-employee Board member may receive over his or her continued period of Board service, and individuals who have previously been in the Company's employ will be eligible to receive such annual option grants.

         Each option will have an exercise price per share equal to 100% of the fair market value per share of Common Stock on the grant date and will have a maximum term of ten years measured from such date. Each option will be immediately exercisable for all the option shares, but any purchased shares will be subject to repurchase by the Company, at the exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares. Each initial option grant for 10,000 shares will vest (and the Company's repurchase rights will lapse) in four successive equal annual installments upon the optionee's completion on each year of Board service over the four-year period measured from the automatic option grant. Each 2,500 share grant will vest (and the Company's repurchase right will lapse) upon the optionee's completion of one year of Board service measured from the automatic option grant date.

         The shares subject to each automatic option grant will immediately vest upon the optionee's death or disability while serving as a Board member or upon certain changes in control or ownership of the Company, including the acquisition of the Company by merger or asset sale or a hostile take-over of the Company (whether effected by tender offer for more than 50% of the Company's outstanding voting stock or a change in the majority of the Board through one or more contested elections for Board membership).

         General Provisions
         ------------------

         Acceleration. In the event the Company is acquired by merger or asset sale, each outstanding option under the Discretionary Option Grant Program which is not to be assumed by the successor corporation will automatically accelerate in full, and all unvested shares under the Stock Issuance Program will immediately vest, except to the extent the Company's repurchase or cancellation rights with respect to those shares are to be assigned to the successor corporation. Any options assumed in connection with such acquisition may, in the Compensation Committee's discretion, be subject to immediate acceleration, and any unvested shares which do not vest at the time of such acquisition may be subject to full and immediate vesting, in the event the optionee's service with the Company or the successor entity is subsequently terminated within a specified period following the acquisition. The Compensation Committee will also have the authority to structure option grants under the Discretionary Option Grant Program and stock issuances under the Stock Issuance Program so that those options will become immediately exercisable, and the issued shares will immediately vest, upon the occurrence of a hostile change in control of the Company (whether effected by tender offer for more than 50% of the Company's outstanding voting stock or a change in the majority of the Board through one or more contested elections for Board membership) or upon the subsequent termination of the individual's service with the Company within a specified period following such change in control.

         The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

         Financial Assistance. The Compensation Committee may permit one or more individuals to pay the exercise price or purchase price of any shares issued under the 1995 Plan by delivering a full-recourse, interest-bearing promissory note payable in one or more installments. The Compensation Committee will have complete discretion to determine the terms of any such promissory note, including the payment schedule. However, the maximum amount of financing provided any individual may not exceed the cash consideration payable for the issued shares plus all applicable taxes incurred in connection with the acquisition of those shares. Any such note may be subject to forgiveness in whole or in part, at the discretion of the Compensation Committee, over the individual's period of service with the Company.

         Special Tax Election. The Compensation Committee may provide one or more holders of non-statutory options or unvested shares under the 1995 Plan with the right to have the Company withhold a portion of the shares otherwise issuable to those individuals in satisfaction of the tax liability they incur in connection with the exercise of those options or the vesting of those shares. Alternatively, the Compensation Committee may allow such individuals to deliver previously acquired shares of Common Stock in payment of such tax liability.

         Amendment and Termination. The Board may amend or modify the 1995 Plan in any or all respects whatsoever subject to any required stockholder approval. The Board may terminate the 1995 Plan at any time, and the 1995 Plan will in all events terminate on May 24, 2005.

         Federal Income Tax Consequences
         -------------------------------

Option Grants
- - -------------

         Options granted under the 1995 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

         Incentive Stock Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise disposed of. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

         If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

         Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

         If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

         The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

Direct Stock Issuances
- - ----------------------

         Direct stock issuances under the 1995 Plan will be taxed in substantially the same manner as the exercise of non-statutory options under the 1995 Plan.

Deductibility of Executive Compensation
- - ---------------------------------------

         The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options granted with exercise prices equal to the fair market value of the shares on the grant date will qualify as performance-based compensation for purposes of Internal Revenue Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those options will remain deductible by the Company without limitation under Internal Revenue Code
Section 162(m).

         Accounting Treatment
         --------------------

         Option grants with exercise prices less than the fair market value of the shares on the grant date will result in a compensation expense to the Company's earnings equal to the difference between the exercise price and the fair market value of the shares on the grant date. Such expense will be accruable by the Company over the period that the option shares are to vest. Option grants with an exercise price equal to the fair market value of the option shares at the time of grant will not result in any charge to the Company's earnings. However, new FASB 123 will require pro-forma disclosure to the Company's financial statements indicating the impact which the options granted under the 1995 Plan would have upon the Company's reported earnings were their value at the time of grant treated as compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis.

                           SMITH MICRO SOFTWARE, INC.

                     1995 STOCK OPTION/STOCK ISSUANCE PLAN



                                  ARTICLE ONE

                                    GENERAL


       I.        PURPOSE OF THE PLAN

                 A. This 1995 Stock Option/Stock Issuance Plan (the "Plan") is intended to promote the interests of Smith Micro Software, Inc., a Delaware corporation (the "Corporation"), by providing eligible individuals with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation (or its parent or subsidiary corporations).

                 B. The Discretionary Option Grant and Stock Issuance Programs of the Plan shall become effective immediately upon the adoption of the Plan by the Corporation's Board of Directors. Such date is hereby designated the "Plan Effective Date." The Automatic Option Grant Program, however, shall not become effective, and no grants shall be made under that program, until this Plan is adopted by the Board. Such date is hereby designated as the "Automatic Option Grant Program Effective Date."

     II.         DEFINITIONS

                 A. For purposes of the Plan, the following definitions shall be in effect:

                 APPRAISED VALUE PER SHARE: the fair market value per share of Common Stock, as determined as of December 31, 1995 through independent appraisal on the basis of the going-concern value of the Corporation at that time, without discount for the limited marketability or minority interest represented by such share of Common Stock.

                 BOARD:  the Corporation's Board of Directors.

                 CHANGE IN CONTROL: a change in ownership or control of the Corporation effected through either of the following transactions at any time after the Section 12(g) Registration Date:

                      (i) the acquisition directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept; or

                      (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

                 CODE:  the Internal Revenue Code of 1986, as amended.

                 COMMITTEE: the Board, or the committee of two (2) or more non-employee Board members appointed by the Board to administer the Plan.

                 COMMON STOCK:  shares of the Corporation's common stock.

                 CORPORATE TRANSACTION: any of the following stockholder-approved transactions to which the Corporation is a party:

                      (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                      (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

                 DISABILITY: the inability of an individual to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in death or has lasted or can be expected to last for a continuous period of not less than twelve (12) months. However, for purposes of the Automatic Option Grant Program, Disability shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.





                                       2.

                 DOMESTIC RELATIONS ORDER: any judgment, decree or order (including approval of a property settlement agreement) which provides or otherwise conveys, pursuant to applicable State domestic relations laws (including community property laws), marital property rights to any spouse or former spouse of the Optionee.

                 EMPLOYEE: an individual who performs services while in the employ of the Corporation or one or more parent or subsidiary corporations, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

                 EXERCISE DATE: the date on which the Corporation shall have received written notice of the option exercise.

                 FAIR MARKET VALUE: the Fair Market Value per share of Common Stock determined in accordance with the following provisions:

                 - If the Common Stock is not at the time listed or admitted to trading on any national securities exchange but is traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

                 - If the Common Stock is at the time listed or admitted to trading on any national securities exchange, then the Fair Market Value shall be the closing selling price per share on the date in question on the exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                 - If the Common Stock is on the date in question neither listed nor admitted to trading on any national securities exchange nor traded on the Nasdaq National Market, then the Fair Market Value of the Common Stock on such date shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

                 INCENTIVE OPTION: a stock option which satisfies the requirements of Code Section 422.





                                       3.

                 INVOLUNTARY TERMINATION: the termination of the Service of any individual which occurs by reason of:

                      (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

                      (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and any non-discretionary and objective-standard incentive payment or bonus award) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

                 LIQUIDITY TRANSACTION:  either of the following transactions:

                        - the completion of a firm commitment underwritten public offering of Common Stock, pursuant to an effective registration statement under the 1933 Act, which yields aggregate net proceeds to the Corporation of not less than Fifteen Million Dollars ($15,000,000), or

                        - a Corporate Transaction or any other acquisition of the Corporation effected through a direct sale, exchange or transfer by the Corporation's stockholders of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities.

                 MISCONDUCT: the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any parent or subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any parent or subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any parent or subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any parent or subsidiary).

                 1933 ACT: the Securities Act of 1933, as amended from time to time.

                 1934 ACT: the Securities Exchange Act of 1934, as amended from time to time.





                                       4.

                 NON-STATUTORY OPTION: a stock option not intended to meet the requirements of Code Section 422.

                 OPTIONEE: a person to whom an option is granted under the Discretionary Option Grant or Automatic Option Grant Program.

                 PARTICIPANT: a person who is issued Common Stock under the Stock Issuance Program.

                 PLAN ADMINISTRATOR: either the Board or the Committee, to the extent one or the other is at the time responsible for the administration of the Plan in accordance with Section IV of Article One.

                 QUALIFIED DOMESTIC RELATIONS ORDER: a Domestic Relations Order which substantially complies with the requirements of Code Section 414(p). The Plan Administrator shall have the sole discretion to determine whether a Domestic Relations Order is a Qualified Domestic Relations Order.

                 SECTION 12(g) REGISTRATION DATE: the date on which the initial registration of the Common Stock under Section 12(g) of the 1934 Act becomes effective.

                 SERVICE: the performance of services on a periodic basis for the Corporation (or any parent or subsidiary corporation) in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant or advisor, except to the extent otherwise specifically provided in the applicable stock option or stock issuance agreement.

                 10% STOCKHOLDER:  the owner of stock (as determined under Code
Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or any parent or subsidiary corporation.

                 B. The following provisions shall be applicable in determining the parent and subsidiary corporations of the Corporation:

                          Any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation shall be considered to be a PARENT of the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                          Each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation shall be considered to be a SUBSIDIARY of the Corporation, provided each such corporation (other





                                       5.

         than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     III.        STRUCTURE OF THE PLAN

                 A.       Stock Programs.  The Plan shall be divided into three
(3) separate components: the Discretionary Option Grant Program specified in Article Two, the Stock Issuance Program specified in Article Three and the Automatic Option Grant Program specified in Article Four. Under the Discretionary Option Grant Program, eligible individuals may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock in accordance with the provisions of Article Two. Under the Stock Issuance Program, eligible individuals may be issued shares of Common Stock directly, either through the immediate purchase of such shares at a price not less than one hundred percent (100%) of the Fair Market Value of the shares at the time of issuance or as a bonus for services rendered the Corporation or the Corporation's attainment of financial objectives. Under the Automatic Option Grant Program, each individual serving as a non-employee Board member on the Automatic Option Grant Program Effective Date and each individual who first joins the Board as a non-employee director at any time after such Effective Date shall at periodic intervals receive option grants to purchase shares of Common Stock in accordance with the provisions of Article Four, with the first such grants to be made on the Automatic Option Grant Program Effective Date.

                 B. General Provisions. Unless the context clearly indicates otherwise, the provisions of Articles One and Five shall apply to the Discretionary Option Grant Program, the Automatic Option Grant Program and the Stock Issuance Program and shall accordingly govern the interests of all individuals under the Plan.

     IV.         ADMINISTRATION OF THE PLAN

                 A. Until the Section 12(g) Registration Date, both the Discretionary Option Grant and Stock Issuance Programs shall be administered by the Board. From and after such Section 12(g) Registration Date, the Discretionary Option Grant and Stock Issuance Programs shall be administered by the Committee. No non-employee Board member shall be eligible to serve on the Committee if such individual has, within the relevant period designated below, received an option grant or direct stock issuance under this Plan or any other stock plan of the Corporation (or any parent or subsidiary corporation), other than pursuant to the Automatic Option Grant Program:

                          - for each of the initial members of the Committee, the period commencing with the Section 12(g) Registration Date and ending with the date of his or her appointment to the Committee, or





                                       6.

                          - for any successor or substitute member, the twelve (12)-month period immediately preceding the date of his or her appointment to the Committee or (if shorter) the period commencing with the Section 12(g) Registration Date and ending with the date of his or her appointment to the Committee.

                 B. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time.

                 C. The Plan Administrator shall have full power and authority (subject to the express provisions of the Plan) to establish rules and regulations for the proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding option grants or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Discretionary Option Grant or Stock Issuance Program or any outstanding option or share issuance thereunder.

                 D. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the express terms and conditions of Article Four, and the Plan Administrator shall exercise no discretionary functions with respect to option grants made pursuant to that program.

       V.        OPTION GRANTS AND STOCK ISSUANCES

                 A. The persons eligible to participate in the Discretionary Option Grant Program under Article Two and the Stock Issuance Program under Article Three shall be limited to the following:

                        (i) officers and other key employees of the Corporation (or its parent or subsidiary corporations) who render services which contribute to the management, growth and financial success of the Corporation (or its parent or subsidiary corporations);

                      (ii )       non-employee members of the Board; and

                      (iii) those consultants or other independent advisors who provide valuable services to the Corporation (or its parent or subsidiary corporations).

                 B. The non-employee Board members serving as Plan Administrator shall not, during their period of service in such capacity rendered from and after the Section 12(g) Registration Date, be eligible to participate in the Discretionary Option Grant and Stock Issuance Programs or in any other stock option, stock purchase, stock bonus or other stock





                                       7.

plan of the Corporation (or its parent or subsidiary corporations). Such individuals shall, however, be eligible to receive automatic option grants pursuant to Article Four.

                 C. The Plan Administrator shall have full authority to determine, (i) with respect to the option grants made under the Discretionary Option Grant Program, which eligible individuals are to receive option grants, the time or times when such options are to be granted, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each granted option is to become exercisable and the maximum term for which the option may remain outstanding and (ii), with respect to stock issuances under the Stock Issuance Program, the number of shares to be issued to each Participant, the vesting schedule (if any) to be applicable to the issued shares and the consideration for which such shares are to be issued.

     VI.         STOCK SUBJECT TO THE PLAN

                 A. Shares of Common Stock shall be available for issuance under the Plan and shall be drawn from either the Corporation's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 1,000,000 shares, subject to adjustment from time to time in accordance with the provisions of this Section VI.

                 B. In no event shall the aggregate number of shares of Common Stock for which any one individual participating in the Plan may be granted stock options and direct stock issuances exceed 250,000 shares per calendar year, beginning with the 1996 calendar year.

                 C. Should one or more outstanding options under this Plan expire or terminate for any reason prior to exercise in full (including any option cancelled in accordance with the cancellation-regrant provisions of
Section IV of Article Two of the Plan), then the shares subject to the portion of each option not so exercised shall be available for subsequent option grants under the Plan. All share issuances under the Plan, whether or not the shares are subsequently repurchased by the Corporation pursuant to its repurchase rights under the Plan, shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent issuance under the Plan. In addition, should the exercise price of an outstanding option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an outstanding option under the Plan or the vesting of a direct share issuance made under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the share issuance, and not by the net number of shares of Common Stock actually issued to the holder of such option or share issuance.





                                       8.

                 D. Should any change be made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one individual participating in the Plan may be granted stock options and direct stock issuances in the aggregate per calendar year, (iii) the number and/or class of securities for which automatic option grants are to be subsequently made per eligible non-employee Board member under the Automatic Option Grant Program and
(iv) the number and/or class of securities and price per share in effect under each option outstanding under either the Discretionary Option Grant or Automatic Option Grant Program. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.





                                       9.

                                  ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM


       I.        TERMS AND CONDITIONS OF OPTIONS

                 Options granted pursuant to the Discretionary Option Grant Program shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or Non-Statutory Options. Individuals who are not Employees of the Corporation or its parent or subsidiary corporations may only be granted Non-Statutory Options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; provided, however, that each such instrument shall comply with the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of Section II of this Article Two.

                 A.       Exercise Price.

                          1.      The exercise price per share shall be fixed
by the Plan Administrator in accordance with the following provisions:

                                (i)        The exercise price per share of
         Common Stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the Fair Market Value of such Common Stock on the grant date.

                               (ii)        The exercise price per share of
         Common Stock subject to a Non-Statutory Option shall in no event be less than eighty-five percent (85%) of the Fair Market Value of such Common Stock on the grant date.

                          2.      The exercise price shall become immediately
due upon exercise of the option and shall, subject to the provisions of Section I of Article Five, be payable in cash or check made payable to the Corporation. Should the Corporation's outstanding Common Stock be registered under Section 12(g) of the Exchange Act at the time the option is exercised, then the exercise price may also be paid as follows:

                                (i)        in shares of Common Stock held by
         the Optionee for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or





                                       10.

                               (ii)        to the extent the option is
         exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions (a) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such purchase and (b) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

                          3.      Except to the extent such sale and remittance
procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                 B. Term and Exercise of Options. Each option granted under this Discretionary Option Grant Program shall be exercisable at such time or times and during such period as is determined by the Plan Administrator and set forth in the instrument evidencing the grant. No such option, however, shall have a maximum term in excess of ten (10) years from the grant date.

                          During the lifetime of the Optionee, the option shall
be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non- Statutory Option may be assigned in accordance with the terms of a Qualified Domestic Relations Order. The assigned option may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to such Qualified Domestic Relations Order. The terms applicable to the assigned option (or portion thereof) shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

                 C.       Termination of Service.

                          1.      Except to the extent otherwise provided
pursuant to subsection C.2 below, the following provisions shall govern the exercise period applicable to any options held by the Optionee at the time of cessation of Service or death:

                        (i) Should the Optionee cease to remain in Service for any reason other than death or Disability, then the period during which each outstanding option held by such Optionee is to remain exercisable shall be limited to the three (3)-month period following the date of such cessation of Service.





                                       11.

                      (ii) Should such Service terminate by reason of Disability, then the period during which each outstanding option held by the Optionee is to remain exercisable shall be limited to the twelve (12)-month period following the date of such cessation of Service.

                      (iii) Should the Optionee die while holding one or more outstanding options, then the period during which each such option is to remain exercisable shall be limited to the twelve
         (12)-month period following the date of the Optionee's death. During such limited period, the option may be exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

                       (iv) Should the Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

                        (v) Under no circumstances, however, shall any such option be exercisable after the specified expiration date of the option term.

                       (vi) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be exercisable for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service for any reason, terminate and cease to be outstanding with respect to any option shares for which the option is not at that time exercisable or in which the Optionee is not otherwise at that time vested.

                          2.      The Plan Administrator shall have complete
discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding,

                          -       to extend the period of time for which the
option is to remain exercisable following the Optionee's cessation of Service or death from the limited period in effect under subsection C.1 of this Article Two to such greater period of time as the Plan Administrator shall deem appropriate; provided, that in no event shall such option be exercisable after the specified expiration date of the option term; and/or

                          -       to permit one or more options held by the
Optionee under this Article Two to be exercised, during the limited post-Service exercise period applicable under





                                       12.

this paragraph C., not only with respect to the number of vested shares of Common Stock for which each such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more subsequent installments in which the Optionee would otherwise have vested had such cessation of Service not occurred.

                 D. Stockholder Rights. An Optionee shall have no stockholder rights with respect to any shares covered by the option until such individual shall have exercised the option, paid the exercise price and become the holder of record of the purchased shares.

                 E. Unvested Shares. The Plan Administrator shall have the discretion to authorize the issuance of unvested shares of Common Stock under this Discretionary Option Grant Program. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, all or (at the discretion of the Corporation and with the consent of the Optionee) any of those unvested shares. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the agreement evidencing such repurchase right.

                 F. First Refusal Rights. Until such time as the Corporation's outstanding shares of Common Stock are first registered under
Section 12(g) of the Exchange Act, the Corporation shall have the right of first refusal with respect to any proposed sale or other disposition by the Optionee (or any successor in interest by reason of purchase, gift or other transfer) of any shares of Common Stock issued under this Discretionary Option Grant Program. Such right of first refusal shall be exercisable in accordance with the terms and conditions established by the Plan Administrator and set forth in the agreement evidencing such right.

     II.         INCENTIVE OPTIONS

                 Incentive Options may only be granted to individuals who are Employees, and the terms and conditions specified below shall be applicable to all Incentive Options granted under the Plan. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Five shall be applicable to Incentive Options. Any Options specifically designated as Non-Statutory shall not be subject to such terms and conditions.

                 A. Dollar Limitation. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee under this Plan (or any other option plan of the Corporation or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under the Federal tax laws during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options





                                       13.

as incentive stock options under the Federal tax laws shall be applied on the basis of the order in which such options are granted. Should the number of shares of Common Stock for which any Incentive Option first becomes exercisable in any calendar year exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, then that option may nevertheless be exercised in that calendar year for the excess number of shares as a Non-Statutory Option under the Federal tax laws.

                 B. 10% Stockholder. If any individual to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the grant date, and the option term shall not exceed five (5) years measured from the grant date.

     III.        CORPORATE TRANSACTION/CHANGE IN CONTROL

                 A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

                 B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

                 C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).





                                       14.

                 D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments to reflect such Corporate Transaction shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance under the remaining term of the Plan and
(iii) the maximum number and/or class of securities for which any one person may be granted stock options and direct stock issuances under the Plan per calendar year.

                 E. The Plan Administrator shall have full power and authority to grant options under the Discretionary Option Grant Program which will automatically accelerate in the event the Optionee's Service subsequently terminates by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those options are assumed or replaced and do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate, and the shares subject to those terminated repurchase rights shall accordingly vest in full.

                 F. The Plan Administrator shall have full power and authority to grant options under the Discretionary Option Grant Program which will automatically accelerate in the event the Optionee's Service subsequently terminates by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control. Each option so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate, and the shares subject to those terminated repurchase rights shall accordingly vest in full.

                 G. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.





                                       15.

                 H. The outstanding options shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     IV.         CANCELLATION AND REGRANT OF OPTIONS

                 The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionees, the cancellation of any or all outstanding options under this Article Two and to grant in substitution new options under the Plan covering the same or different numbers of shares of Common Stock but with an exercise price per share not less than (i) one hundred percent (100%) of the Fair Market Value per share of Common Stock on the new grant date in the case of a grant of an Incentive Option, (ii) one hundred ten percent (110%) of such Fair Market Value in the case of a grant to a 10% Stockholder or (iii) eighty-five percent (85%) of such Fair Market Value in the case of all other grants.





                                       16.

                                 ARTICLE THREE

                             STOCK ISSUANCE PROGRAM


       I .       TERMS AND CONDITIONS OF STOCK ISSUANCES

                 Shares of Common Stock may be issued under the Stock Issuance Program directly without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

                 A. The shares shall be issued for such valid consideration under the Delaware General Corporation Law as the Plan Administrator may deem appropriate, but the value of such consideration as determined by the Plan Administrator shall not be less than one hundred percent (100%) of the Fair Market Value of the issued shares of Common Stock on the issuance date.

                 B. The Plan Administrator shall have full power and authority to issue shares of Common Stock under the Stock Issuance Program as a bonus for past services rendered to the Corporation (or any parent or subsidiary). All such bonus shares shall be fully and immediately vested upon issuance.

                 C. All other shares of Common Stock authorized for issuance under the Stock Issuance Program by the Plan Administrator shall have a minimum vesting schedule determined in accordance with the following requirements:

                               (i)         For any shares which are to vest
         solely by reason of Service to be performed by the Participant, the Plan Administrator shall impose a minimum Service period of at least two (2) years measured from the issue date of such shares.

                              (ii) For any shares which are to vest upon the Participant's completion of a designated Service requirement and the Corporation's attainment of one or more prescribed performance milestones, the Plan Administrator shall impose a minimum Service period of at least one (1) year measured from the issue date of such shares.

                 D. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting





                                       17.

requirements applicable to the Participant's unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

                 E. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

                 F. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase- money note of the Participant attributable to such surrendered shares.

                 G. The Plan Administrator shall have full power and authority, exercisable upon a Participant's termination of Service, to waive the surrender and cancellation of any or all unvested shares of Common Stock (or other assets attributable thereto) at the time held by that Participant, if the Plan Administrator determines such waiver to be an appropriate severance benefit for the Participant.

       II.       CORPORATE TRANSACTION/CHANGE IN CONTROL

                 A. All of the Corporation's outstanding repurchase/cancellation rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent (i) those rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

                 B. The Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase/cancellation rights under the Stock Issuance Program in such manner that those rights shall automatically terminate, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of any Corporate Transaction in which those rights are assigned to the successor corporation (or parent thereof).





                                       18.

                 C. The Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase/cancellation rights under the Stock Issuance Program in such manner that those rights shall automatically terminate, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of any Change in Control.

     III .       SHARE ESCROW/LEGENDS

                 Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.





                                       19.

                                  ARTICLE FOUR

                         AUTOMATIC OPTION GRANT PROGRAM


       I.        ELIGIBILITY

                 The individuals eligible to receive automatic option grants pursuant to the provisions of this Article Four program shall be limited to those individuals who are serving as non-employee Board members on the Automatic Option Grant Effective Date or who are first elected or appointed as non-employee Board members on or after such Effective Date, whether through appointment by the Board or election by the Corporation's stockholders.

     II.         TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS

                 A. Grant Dates. Option grants shall be made under this Article Four on the dates specified below:

                          1.      Initial Grant.  Each individual serving as a
non-employee Board member on the Automatic Option Grant Program Effective Date and each individual who is first elected or appointed as a non-employee Board member after such Effective Date shall automatically be granted, on the Automatic Option Grant Program Effective Date or on the date of such initial election or appointment (as the case may be), a Non-Statutory Option to purchase 10,000 shares of Common Stock upon the terms and conditions of this Article Four. In no event, however, shall a non-employee Board member be eligible to receive such an initial option grant if such individual has at any time been in the prior employ of the Corporation (or any parent or subsidiary corporation).

                          2.      Annual Grant.  On the date of each Annual
Stockholders Meeting, beginning with the first Annual Meeting held after the
Section 12(g) Registration Date, each individual who will continue to serve as a non-employee Board member shall automatically be granted, whether or not such individual is standing for re-election as a Board member at that Annual Meeting, a Non-Statutory Option to purchase an additional 2,500 shares of Common Stock upon the terms and conditions of this Article Four, provided he or she has served as a non-employee Board member for at least six (6) months prior to the date of such Annual Meeting. Non-employee Board members who have previously been in the employ of the Corporation (or any parent or subsidiary) shall be eligible to receive such annual option grants over their continued period of Board service through one or more Annual Stockholders Meetings.

                          3.      No Limitation.  There shall be no limit on
the number of shares for which any one non-employee Board member may be granted stock options under this Article Four over his or her period of Board service.





                                       20.

                 B. Exercise Price. The exercise price per share of Common Stock subject to each automatic option grant made under this Article Four shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the automatic grant date.

                 C. Payment. The exercise price shall be payable in one of the alternative forms specified below:

                               (i)         full payment in cash or check drawn
to the Corporation's order;

                              (ii) full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date (as such term is defined below);

                             (iii) full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check drawn to the Corporation's order; or

                              (iv)         to the extent the option is
         exercised for vested shares, full payment through a sale and remittance procedure pursuant to which the Optionee shall provide irrevocable written instructions to (I) a Corporation- designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares and (II) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

                 Except to the extent the sale and remittance procedure specified above is used for the exercise of the option for vested shares, payment of the exercise price for the purchased shares must accompany the exercise notice.

                 D. Option Term. Each automatic grant under this Article Four shall have a maximum term of ten (10) years measured from the automatic grant date.

                 E. Exercisability/Vesting. Each automatic grant shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares in accordance with the applicable schedule below:





                                       21.

                          Initial Grant.  Each initial 10,000-share automatic
grant shall vest, and the Corporation's repurchase right shall lapse, in a series of four (4) equal and successive annual installments over the Optionee's period of continued service as a Board member, with the first such installment to vest upon Optionee's completion of one (1) year of Board service measured from the automatic grant date.

                          Annual Grant.  Each additional 2,500-share automatic
grant shall vest, and the Corporation's repurchase right shall lapse, upon the Optionee's completion of one (1) year of Board service measured from the automatic grant date.

                 F. Limited Transferability. During the lifetime of the Optionee, each automatic option grant shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee other than a transfer of the option by will or by the laws of descent and distribution following Optionee's death. However, the automatic option grant may be assigned in accordance with the terms of a Qualified Domestic Relations Order. The assigned option may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to such Qualified Domestic Relations Order. The terms applicable to the assigned option (or portion thereof) shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

                 G. Effect of Termination of Board Membership. The following provisions shall govern the exercise of any outstanding options held by the Optionee under this Article Four at the time the Optionee ceases to serve as a Board member:

                      (i) The Optionee (or, in the event of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option. However, each option shall, immediately upon the Optionee's cessation of Board service, terminate and cease to remain outstanding with respect to any option shares in which the Optionee is not vested on the date of such cessation of Board service.

                      (ii) During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable at the time of the Optionee's cessation of Board service. However, should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of such shares as fully-vested shares.





                                       22.

                    (iii) In no event shall the option remain exercisable after the expiration of the option term.

                 H. Stockholder Rights. The holder of an automatic option grant under this Article Three shall have none of the rights of a stockholder with respect to any shares subject to such option until such individual shall have exercised the option, paid the exercise price and become the holder of record of the purchased shares.

                 I. Remaining Terms. The remaining terms and conditions of each automatic option grant shall be the same as the terms for option grants made under the Discretionary Option Grant Program.

     III.        CORPORATE TRANSACTION/CHANGE IN CONTROL

                 A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option under this Article Four but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for all or any portion of those shares as fully vested shares of Common Stock.
Immediately following the consummation of the Corporate Transaction, all automatic option grants under this Article Four shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or parent thereof.

                 B. Each outstanding option under this Article Four which is assumed in connection with a Corporate Transaction outstanding shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issuable to the Optionee in the consummation of such Corporate Transaction, had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the class and number of securities available for issuance under the Plan following the consummation of such Corporate Transaction, and (ii) the exercise price payable per share, provided the aggregate exercise price payable for such securities shall remain the same.

                 C. In connection with any Change in Control of the Corporation, the shares of Common Stock at the time subject to each outstanding option under this Article Four but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the specified effective date for the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for all or any portion of those shares as fully vested shares of Common Stock. Each such option shall remain so exercisable for all the option shares following the Change in Control, until the expiration or sooner termination of the option term.





                                       23.

                 D. The automatic option grants outstanding under this Article Four shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     IV.         AMENDMENT OF THE AUTOMATIC GRANT PROVISIONS

                 The provisions of this Automatic Option Grant Program, together with the automatic option grants outstanding under this Article Four, may not be amended at intervals more frequently than once every six (6) months, other than to the extent necessary to comply with applicable Federal income tax laws and regulations.





                                       24.

                                  ARTICLE FIVE

                                 MISCELLANEOUS


       I.        LOANS OR INSTALLMENT PAYMENTS

                 A. The Plan Administrator may, in its discretion, assist any Optionee or Participant (including an Optionee or Participant who is an officer of the Corporation) in the exercise of one or more options granted to such Optionee under the Discretionary Option Grant Program or the purchase of one or more shares issued to such Participant under the Stock Issuance Program, including the satisfaction of any Federal, state and local income and employment tax obligations arising therefrom, by (i) authorizing the extension of a loan from the Corporation to such Optionee or Participant or (ii) permitting the Optionee or Participant to pay the exercise price or purchase price for the purchased Common Stock in installments over a period of years. The terms of any loan or installment method of payment (including the interest rate and terms of repayment) shall be upon such terms as the Plan Administrator specifies in the applicable option or issuance agreement or otherwise deems appropriate at the time such exercise price or purchase price becomes due and payable. Loans or installment payments may be authorized with or without security or collateral. In all events, the maximum credit available to the Optionee or Participant may not exceed the option or purchase price of the acquired shares (less the par value of such shares) plus any Federal, state and local income and employment tax liability incurred by the Optionee or Participant in connection with the acquisition of such shares.

                 B. The Plan Administrator may, in its absolute discretion, determine that one or more loans extended under this financial assistance program shall be subject to forgiveness in whole or in part upon such terms and conditions as the Plan Administrator may deem appropriate.

     II.         AMENDMENT OF THE PLAN AND AWARDS

                 A. The Board has complete and exclusive power and authority to amend or modify the Plan (or any component thereof) in any or all respects whatsoever. However, (i) no such amendment or modification shall adversely affect rights and obligations with respect to options at the time outstanding under the Plan, nor adversely affect the rights of any Participant with respect to Common Stock issued under the Stock Issuance Program prior to such action, unless the Optionee or Participant consents to such amendment, and
(ii) any amendment made to the Automatic Option Grant Program (or any options outstanding thereunder) shall be in compliance with the limitation of Section IV of Article Four. In addition, the Board may not, without the approval of the Corporation's stockholders, amend the Plan to (i) materially increase the maximum number of shares issuable under the Plan or the number of shares for which options may be granted to newly elected or continuing Eligible Directors under Article Four of the Plan or the maximum





                                       25.

number of shares for which any one individual participating in the Plan may be granted stock options and direct stock issuances in the aggregate per calendar year, except for permissible adjustments under Section VI.C. of Article One,
(ii) materially modify the eligibility requirements for Plan participation or
(iii) materially increase the benefits accruing to Plan participants.

                 B.       (i)     Options to purchase shares of Common Stock
may be granted under the Discretionary Option Grant Program and (ii) shares of Common Stock may be issued under the Stock Issuance Program, which are in both instances in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under the Discretionary Option Grant Program or the Stock Issuance Program are held in escrow until stockholder approval is obtained for a sufficient increase in the number of shares available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess option grants or excess share issuances are made, then (I) any unexercised excess options shall terminate and cease to be exercisable and (II) the Corporation shall promptly refund the purchase price paid for any excess shares actually issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow.

     III.        TAX WITHHOLDING

                 A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of stock options for such shares or the vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income tax and employment tax withholding requirements.

                 B. The Plan Administrator may, in its discretion and in accordance with the provisions of this Section III of this Article Five and such supplemental rules as the Plan Administrator may from time to time adopt (including the applicable safe-harbor provisions of Rule 16b-3 of the Securities and Exchange Commission), provide any or all holders of Non-Statutory Options (other than the automatic grants made pursuant to Article Four of the Plan) or unvested shares under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Federal, state and local income and employment tax liabilities incurred by such holders in connection with the exercise of their options or the vesting of their shares (the "Taxes"). Such right may be provided to any such holder in either or both of the following formats:

                          -       The holder of the Non-Statutory Option or
unvested shares may be provided with the election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the applicable Taxes (not to exceed one hundred percent (100%)) designated by the holder.





                                       26.

                          -       The Plan Administrator may, in its
discretion, provide the holder of the Non-Statutory Option or the unvested shares with the election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such individual (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes incurred in connection with such option exercise or share vesting (not to exceed one hundred percent (100%)) designated by the holder.

     IV.         EFFECTIVE DATE AND TERM OF PLAN

                 A. The Discretionary Option Grant, Stock Issuance and call Option Programs of this Plan shall become effective immediately upon adoption by the Board (the "Plan Effective Date"). However, no stock options granted under the Discretionary Option Grant Program shall become exercisable, and no shares of Common Stock issued under the Stock Issuance Program shall vest, unless and until the Plan is approved by the Corporation's stockholders within twelve (12) months after such effective date. Should such stockholder approval not be obtained, then all stock options and share issuances made under this Plan shall terminate and cease to remain outstanding, and no further stock option grants or share issuances shall be made under the Plan. The Automatic Option Grant Program of this Plan shall in no event become effective, and no grants shall be made under such program, until the Automatic Option Grant Program Effective Date.

                 B. The Plan shall terminate upon the earlier of (i) May 24, 2005 or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of the options granted under the Plan or the issuance of shares (whether vested or unvested) under the Stock Issuance Program. If the date of termination is determined under clause
(i) above, then all option grants and unvested share issuances outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such grants or issuance.

       V.        REGULATORY APPROVALS

                 The implementation of the Plan, the granting of any option under the Plan, the issuance of any shares under the Stock Issuance Program, and the issuance of Common Stock upon the exercise of the option grants made hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it, and the Common Stock issued pursuant to it.





                                       27.

     VI.         USE OF PROCEEDS

                 Any cash proceeds received by the Corporation from the sale of shares pursuant to option grants or share issuances under the Plan shall be used for general corporate purposes.

     VII.        NO EMPLOYMENT/SERVICE RIGHTS

                 Neither the action of the Corporation in establishing the Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the Plan shall be construed so as to grant any individual the right to remain in the employ or service of the Corporation (or any parent or subsidiary corporation) for any period of specific duration, and the Corporation (or any parent or subsidiary corporation retaining the services of such individual) may terminate such individual's employment or service at any time and for any reason, with or without cause.

   VIII.         MISCELLANEOUS PROVISIONS

                 A. Except as otherwise expressly provided under the Plan, the right to acquire Common Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any Optionee or Participant.

                 B. The provisions of the Plan relating to the exercise of options and the vesting of shares shall be governed by the laws of the State of California as such laws are applied to contracts entered into and performed in such State.

                 C. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns, whether by Corporate Transaction or otherwise, and the Participants and Optionees, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.





                                       28.

                                  ARTICLE SIX

                                   CALL RIGHT


       I.        PURPOSE

                 The purpose of this Article Six is to provide the Corporation with a vehicle for liquidating the outstanding options under the Plan in the event the Corporation should remain a closely-held corporation through December 31, 1995. Accordingly, in the absence of a Liquidity Transaction on or before such date, the Corporation may repurchase all the outstanding options under the Plan during a limited window period beginning January 1, 1996.

     II.         TERMS AND CONDITIONS

                 A. Should a Liquidity Transaction not be effected prior to January 1, 1996, then the Corporation shall have the right (the "Call Right"), to repurchase all outstanding options under the Plan upon the following terms and conditions:

                        - The Call Right may be exercised by the Corporation at any time during the period beginning January 1, 1996 and ending January 31, 1996. However, the Call Right shall terminate and cease to be exercisable prior to January 31, 1996 should a Liquidity Transaction occur at any time prior to such date. The Call Right shall, during the exercise period, be exercisable by written notice delivered to each holder of an outstanding option under the Plan. In no event may the Call Right be exercised for less than the total number of outstanding options under the Plan.

                        - The purchase price payable by the Corporation for each option repurchased pursuant to the Call Right shall be equal to the number of shares of Common Stock at the time subject to such option, whether vested or unvested, multiplied by the excess of (A) the Appraised Value Per Share of Common Stock as of December 31, 1995 over (B) the exercise price payable per share under such option. However, no amount shall be payable by the Corporation for any option which ceases to remain outstanding (by reason of the Optionee's cessation of Service) prior to the date the Corporation exercises the Call Right with respect to that option.

                          - Within fifteen (15) days following receipt of the Corporation's exercise notice, the option holder shall deliver to the Corporation the executed stock option agreement evidencing each outstanding option held by such individual. The purchase price for each option shall be paid in one lump-sum cash payment within fifteen
         (15) days after the





                                       29.

         Corporation's receipt of the executed stock option agreement for that option. At the time such payment is made to the option holder, such individual shall cease to have any right, title or interest in and to the repurchased option and the option shares purchasable thereunder, and such individual shall no longer have any equity or other proprietary interest in the Corporation by reason of any options issued under the Plan.

     III .       TERMINATION OF CALL RIGHT

                 The Call Right shall terminate and cease to be exercisable immediately upon the occurrence of a Liquidity Event. The Call Right shall also terminate at the close of business on January 31, 1996, unless the Corporation shall have previously provided the requisite exercise notice of the Call Right to each option holder under the Plan.





                                       30.

PROXY

                           SMITH MICRO SOFTWARE, INC.

                  ANNUAL MEETING OF STOCKHOLDERS, MAY 30, 1996
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned revokes all previous proxies, acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held on May 30, 1996, and the accompanying Proxy Statement and appoints William W. Smith, Jr., and Rhonda
L. Smith, or either of them, the proxy of the undersigned, with full power of substitution, to vote all shares of the Common Stock of Smith Micro Software, Inc. which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of Smith Micro Software, Inc. to be held at 51 Columbia, Aliso Viejo, California 92656, on Thursday, May 30, 1996 at 10:00 a.m., Pacific Daylight Time, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS SET FORTH ON THE OPPOSITE SIDE HEREOF. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ON THE OPPOSITE SIDE HEREOF. THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ON THE OPPOSITE SIDE HEREOF AND FOR PROPOSAL 2 IF NO SPECIFICATION IS MADE.

                          (continued on reverse side)

                                                            Please mark
                                                            your votes as
                                                            indicated in   /X/
                                                            this example

The shares represented by this Proxy shall be voted in the following matter:

1.  To elect the following directors to serve for a term of three years.

                              FOR all                    WITHHOLD
                          Nominees listed                AUTHORITY
                         (except as marked            to vote for all
                       to the contrary below)       Nominees listed below.


    NOMINEES:  William W. Smith, Jr. and F. Terry Eger

    (INSTRUCTION:  To withhold authority to vote for any individual Nominee, write that Nominee's name in the space provided below.)

                   -----------------------------------------------------------

2. To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for 1996.

                    FOR            AGAINST          ABSTAIN

                    / /              / /              / /

3.  To transact such other business as may properly come before the Annual
    Meeting.


PLEASE RETURN YOUR EXECUTED PROXY TO FIRST INTERSTATE BANK OF CALIFORNIA IN THE ENCLOSED SELF-ADDRESSED, POSTAGE PRE-PAID ENVELOPE.







Signature(s)                                          Date
             --------------------------------------        ------------------
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.